Exhibit 10.3

                              CHROMCRAFT REVINGTON
                         EMPLOYEE STOCK OWNERSHIP TRUST

     THIS AGREEMENT is made and entered into on the 15th day of February, 2002, but effective as of January 1, 2002, by and between CHROMCRAFT REVINGTON, INC. a Delaware corporation (the "Company"), and GREATBANC TRUST COMPANY, and its successor or successors and assigns in the trust hereby evidenced, as Trustee (the "Trustee").

                                WITNESSETH THAT:

     WHEREAS, the Company maintains a defined contribution plan that constitutes an employee stock ownership plan as described in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code'), which is intended to be a stock bonus plan and which will be invested primarily in stock of the Company ("Company Stock"); and

     WHEREAS, the Plan is maintained for the exclusive benefit of eligible employees of the Company and those of any Affiliate (as defined in Article VII) which adopts the Plan and becomes a party to the Trust Agreement as provided in
Article VII (the Company and the Affiliates that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as an "Employer"); and

     WHEREAS, on January 31, 2002, the Company and the Trustee entered into a Trustee Engagement Agreement (the "Engagement Agreement"); and

     WHEREAS, the Company has determined to adopt this Trust Agreement and to appoint the Trustee as trustee hereunder with the effect that, except as otherwise provided in paragraph 4.11 hereof, the Engagement Agreement shall be superseded by this Trust Agreement;

     NOW, THEREFORE, pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors (the "Board"), IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the agreement between the Company and the Trustee in connection with the Plan; and

     IT IS FURTHER AGREED, by and between the parties hereto as follows:


                                    ARTICLE I

                                      Name

     This Trust Agreement and the Trust hereby evidenced shall be known as the "CHROMCRAFT REVINGTON EMPLOYEE STOCK OWNERSHIP TRUST."

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                                   ARTICLE II

                     Management and Control of Trust Assets

     2.1 The Trust. The Trust as of any date means all property of every kind then held by the Trustee. The Trustee may manage, invest and account for all contributions made by the several Employers under the Plan as one Trust. If, for any reason, it becomes necessary to determine the portion of the Trust allocable to each of the employees and former employees of any Employer as of any date, the Plan Administrator (as defined in paragraph 2.7) shall specify such date as an Accounting Date, and after all adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust attributable to each of the employees and former employees shall be determined by the Plan Administrator, and shall consist of an amount equal to the aggregate of the account balances of each employee and former employee of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding Accounting Date.

     2.2 Responsibility of Trustee. The Trustee shall not be responsible in any way for the adequacy of the Trust to meet and discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken upon the written direction of the Plan Administrator. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Trust Agreement, and nothing contained in this Trust Agreement, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustee.

     2.3 General Powers. Subject to the provisions of paragraphs 2.6 and 2.7 and
Article III, with respect to the Trust, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement or by law:

     (a) To receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no right, duty or obligation to require or demand that any contributions be made to it by the Employers or to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor.

     (b) As directed by the Plan Administrator, to retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in paragraph 3.1; provided, however, that pending receipt of directions from the Plan Administrator, the Trustee may retain reasonable amounts of cash, in its discretion, without any liability for interest.

     (c) As directed by the Plan Administrator, to make distributions from the Trust to such persons, in such manner, at such times and in such forms (Company Stock, cash or property, or a combination of each) as directed by the Plan Administrator without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee. If any payment of benefits made from the Trust by the Trustee is not claimed, the Trustee shall notify the Plan Administrator of that fact promptly. The Plan Administrator shall make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustee shall dispose of such payments as the Plan Administrator shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust.

     (d) As directed by the Plan Administrator, to vote any stocks (including Company Stock, which shall be voted as provided in Article XII of the Plan, as that Article may be amended from time to

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          time), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney.

     (e) To contract or otherwise enter into transactions between itself, as Trustee, and the Company, any Company shareholder or any third-party, for the purpose of acquiring or selling Company Stock and, subject to the provisions of paragraph 2.6, to retain such Company Stock.

     (f) To compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust.

     (g) To begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust; and, to the extent not paid from the Trust, pursuant to paragraph 4.11, the Company shall indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees).

     (h) To retain any funds or property to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

     (i) To report to the Company as of the last day of each Plan Year of the Plan (which shall be the same as the Trust's fiscal year), as of any Accounting Date (or as soon thereafter as practicable) or at such other times as may be required under the Plan, the then "Net Worth" of the Trust, which is defined as the fair market value of all property held in the Trust, reduced by any liabilities, other than liabilities to participants in the Plan (the "Participants") and their beneficiaries, as determined by the Trustee.

     (j) To furnish to the Company and the Plan Administrator an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the period, and such other information as the Trustee may possess which the Company requires in order to comply with
          Section 103 of ERISA. The Trustee shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company or the Plan Administrator. All accounts of the Trustee shall be kept on an accrual basis. If, during the term of this Trust Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounts described by this subparagraph. If shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Plan Administrator, to be considered as being readily tradable on a national securities market or exchange, all valuations of shares of Company Stock shall originally be made by an "Independent Appraiser" (as described in Code Section 401(a)(28)(C)) retained by the Trustee, and reviewed and finalized by the Trustee in accordance with Section 3(18)(B) of ERISA. The Company may approve such accounting by written notice of approval

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          delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within 45 days from the date upon which the accounting was delivered to the Company. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust or under the Plan were parties.

     (k) As directed by the Plan Administrator, to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which it shall or may be required to pay out of such benefit; and, to require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection.

     (l) To employ and to reasonably rely upon information and advice furnished by agents, attorneys, Independent Appraisers, accountants or other persons of its choice for such purposes as the Trustee considers desirable.

     (m) To assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under Code Section 401(a) and is entitled to tax exemption under Section 501(a) thereof.

     (n) To have the authority to invest and reinvest the assets of the Trust, upon direction from the Plan Administrator, in personal property of any kind, including, but not limited to, bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock, and registered investment companies; provided, however, that all investments in Company Stock shall be undertaken pursuant to the provisions of paragraph 3.1. The Trustee shall follow the directions of the Plan Administrator and shall have no duty or obligation to review the assets from time to time so acquired, nor to make any recommendations with respect to the investment, reinvestment or retention thereof.

     (o) To exercise any purchase rights, options, subscription rights, calls and other privileges with respect to Trust assets (including Company Stock), or to assign such rights, subject to the provisions of Article III.

     (p) To register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times reflect that all such investments are part of the Trust.

     (q) To incur a Loan and borrow such sum or sums from time to time as the Trustee considers necessary or desirable and in the best interest of the Trust, including to purchase Company Stock, and for that purpose to pledge the Company Stock so purchased (subject to the provisions of Code Section 4975(c) and the regulations issued thereunder).

     (r)  To deposit securities with a clearing corporation as defined in
          Article 8 of the Delaware Uniform Commercial Code. The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer which constitute assets of other accounts or owners, without certification as to the ownership attached. Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation. The Trustee shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust.

     (s) To participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities.

     (t) To receive and hold in the Trust earnings, dividends (including cash dividends on Company Stock), distributions and other payments or adjustments to the assets in the Trust or, in the case of cash dividends on Company Stock to use such dividends to make payments on a Loan incurred by the Trustee the proceeds of which were used to purchase the shares of Company Stock on which such dividends are paid, as provided in Section 4.11 of the Plan.

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     (u)  To accept an assignment of the assignor's option or right to purchase shares of Company Stock.

     (v) To perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust.

     2.4. Compensation and Expenses. The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing, and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust. The Trustee is authorized to pay from the Trust all expenses of administering the Plan and Trust which are properly payable by the Plan and Trust, including its compensation and any financial advisory and legal expenses, to the extent they are not paid directly by the Employers. The payment of Plan and Trust fees and expenses shall include the reimbursement of the Company for fees and expenses paid by the Company on behalf of the Plan and Trust which are properly payable by the Plan and Trust. Such fees and expenses (or the portion thereof properly allocable to the Plan) shall include without limitation, the following:

     (a)  Trustee and custodial fees.

     (b) Investment management and advisory fees, including (i) asset allocation, (ii) preparation and review of investment policy statements, (iii) review of investment performance, (iv) participant investment education services and related materials, and (v) meetings with participants.

     (c)  Brokerage fees and commissions.

     (d) Plan administration and record-keeping, including (i) allocation of contributions, forfeitures and earnings, and (ii) making distributions.

     (e)  Discrimination and other testing required to be performed by the Code.

     (f)  Telephone and on-line administration.

     (g)  Preparation and distribution of participant account statements.

     (h) Financial advisory and valuation services, including (if applicable) periodic valuation updates.

     (i) Employee communication services, including publications, materials and meetings.

     (j) Required forms and filings, including (i) Forms 5500 and all related schedules, and (ii) Forms 1099R.

     (k)  Preparation of annual plan audit.

     (l)  ERISA bond premiums.

     (m) ERISA fiduciary liability insurance premiums (other than that portion of the premiums attributable to the policies' non-recourse provisions
          - - which shall be paid by the Employers).

     (n)  Legal fees, including fees associated with (i) claims for benefits,
          (ii) interpretation of Plan and Trust provisions, (iii) amendments to the Plan and Trust, (iv) the legal status of the Plan and Trust, and
          (v) Internal Revenue Service determination letter filings.

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     (o)  Reimbursement of the Employers for the (i) direct costs they incur in connection with the administration of the Plan, and (ii) payment by the Employers, in the first instance, of the fees and expenses described in subparagraphs (a) through (n) and (p).

     (p) Such other fees and expenses associated with the administration of the Plan which the Employers and the Trustee determine to be properly payable from the Trust.

     Notwithstanding the foregoing provisions of this paragraph 2.4 or of any provision of this Trust, the Employers may determine, in their sole discretion, to pay directly any of the fees and expenses described in subparagraphs (a) through (n) and (p) above.

     2.5. Procedures for Payment of Fees and Expenses. The Plan Administrator and the Trustee shall adopt written procedures for payment from the Trust of the fees and expenses associated with the administration of the Plan and the Trust.

     2.6. Exercise of Trustee's Duties. The Trustee shall discharge its duties hereunder solely in the interest of the Plan's Participants and other persons entitled to benefits under the Plan, and:

     (a)  For the exclusive purpose of:

          (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

          (ii) defraying reasonable expenses of administering the Plan.

     (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     (c) In accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustee, the documents and instruments are not consistent with the provisions of ERISA.

     2.7. Plan Administration. The Plan shall be administered by a benefits committee (the "Plan Administrator" or "Committee"), as described in Article VIII of the Plan document. Except as provided in subparagraphs 2.3(a), (e), (f),
(g), (h), (i), (j), (l), (m), (o), (p), (q), (r), (s), (t), (u) and (v), the
Trustee shall have no authority to act unless directed by the Plan Administrator. The Plan Administrator may authorize one or more individuals to sign all communications between the Plan Administrator and Trustee and shall at all times keep the Trustee advised of the identity of the individuals authorized to sign on behalf of the Plan Administrator, and provide specimen signatures thereof. With the Trustee's prior written consent, the Plan Administrator may authorize the Trustee to act without specific directions or other directions or instructions from the Plan Administrator on any matter or class of matters with respect to which directions or instructions from the Plan Administrator are called for hereunder. The Trustee shall be fully protected in relying on any communication sent by any authorized person and shall not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature. If the Trustee requests any directions hereunder and does not receive them, the Trustee shall act or refrain from acting, as it may determine, and shall be indemnified by the Company for such action or inaction pursuant to paragraph 4.11.

     2.8. Continuation of Powers Upon Trust Termination. Notwithstanding anything to the contrary in this Trust Agreement, upon termination of the Trust, the powers, rights and duties of the Trustee hereunder shall continue until all Trust assets have been liquidated and distributed.

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                                   ARTICLE III

                                Contributions and
                Provisions Related to Investment in Company Stock

     3.1. Contributions. The Employer contributions made under the Plan shall be paid to the Trustee from time to time in accordance with the terms of the Plan. The Employer shall make contributions or declare and pay cash dividends that, in the aggregate, are adequate to enable the Trustee to satisfy its obligations under any Loan and to fund distributions to Plan participants.

     3.2. Investment of Cash. If an Employer's contribution made pursuant to the provisions of Sections 3.1, 3.2 or 3.3 of the Plan for any Plan Year is in cash, such cash shall be used by the Trustee first to make any scheduled amortization payment on a Loan and, if any amounts remain thereafter, as the Trustee is directed in writing by the Plan Administrator. Subject to the provisions of paragraph 2.6, any cash dividends received by the Trustee on Company Stock held in the Trust shall be applied, after the receipt of such cash dividends, as directed by the Plan Administrator pursuant to Section 4.11 of the Plan. The Trustee may purchase Company Stock with the assets contained in Participants' Other Investments Accounts upon the direction of the Plan Administrator. The Trustee may purchase Company Stock from the Company or from any shareholder, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value. In addition, if shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Plan Administrator, to be considered as readily tradeable on an established securities market or exchange, all valuations of shares of Company Stock shall be determined by the Trustee after reference to a valuation report issued by an Independent Appraiser. Pending investment of cash in Company Stock, such cash may be invested in savings accounts, certificates of deposit, high-grade short-term securities, common or preferred stocks, bonds or other investments or may be held in cash. Such investments may include any common or collective trust funds or mutual funds (including a common, collective, or mutual fund for which the Trustee or one of the affiliates of the Trustee serves as investment advisor) maintained as a short-term investment fund or in other types of short-term investments.

     3.3. Stock Dividends, Splits and Other Capital Reorganizations. Any Company Stock received by the Trustee from a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated as of each Accounting Date under the Plan in proportion to the Company Stock to which it is attributable.

     3.4. Voting of Shares and Tender or Exchange Offers. Company Stock held in the Trust shall be voted by the Trustee in the manner set forth in Article XII of the Plan. If any tender or exchange or similar offer to purchase all or any portion of outstanding Company Stock is made by any person, the Trustee shall be governed by the provisions of Article XII of the Plan.

     3.5. Put Option. If the distribution of a Participant's Plan account is to be made in cash, if a Participant exercises his or her rights under Section 6.3 of the Plan (to the extent applicable), or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employers, and the Trustee determines that the Trust has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust shall have a "put option" on Company Stock it holds to the Company for the purpose of making such anticipated distributions and paying such expenses.


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                                   ARTICLE IV

                                  Miscellaneous

     4.1. Disagreement as to Acts. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.

     4.2. Persons Dealing with Trustee. No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted to it under this Trust Agreement or the Plan.

     4.3. Benefits May Not Be Assigned or Alienated. The interests under the Plan and this Trust Agreement of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the Plan Administrator directs the Trustee that any such interests are subject to a qualified domestic relations order, as defined in Code Section 414(p) or subject to a judgment or settlement described in Code
Section 401(a)(13)(C).

     4.4. Evidence. Evidence required of anyone under this Trust Agreement may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

     4.5. Waiver of Notice. Any notice required under this Trust Agreement may be waived in writing by the person entitled thereto.

     4.6. Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.

     4.7. Governing Laws and Severability. This Trust Agreement shall be construed and administered according to the laws of the State of Indiana, without regard to the choice of law principles thereof, to the extent such laws are not preempted by the laws of the United States of America. If any provision of this Trust Agreement is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Trust Agreement, but shall be severable, and the Trust Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

     4.8. Successors, Etc. This Trust Agreement shall be binding on the Employers, and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization; on the Trustee and its successor; and, on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

     4.9. Action. Any action required or permitted to be taken by the Company under this Trust Agreement shall be by resolution of its Board of Directors (the "Board")or by a person or persons authorized by resolution of its Board of Directors (the "Board"). The Trustee shall not recognize or take notice of any appointment of any representative of the Company or Plan Administrator unless and until the Company or the Plan Administrator shall have notified the Trustee in writing of such appointment and the extent of such representative's authority. The Trustee may assume that such appointment and authority continue in effect until it receives written notice to the contrary from the Company or Plan Administrator. Any action taken or omitted to be taken by the Trustee by authority of any representative of the Company or Plan Administrator within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or Plan Administrator.

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     4.10. Conformance With Plan. Unless otherwise indicated in this Trust
Agreement, all capitalized terms shall have the meaning stated in the Plan. To the extent the provisions of the Plan and this Trust Agreement conflict, the provisions of the Plan shall govern; provided however, that the Trustee's duties and obligations shall be determined solely under this Trust Agreement.

     4.11. Indemnification. The Company shall indemnify and save harmless the Trustee, its directors, officers, employees, successors and assigns from and against any and all liability, including all expenses reasonably incurred in its defense, pursuant to the indemnification provisions of the Engagement Agreement, a copy of which is attached hereto as Exhibit A. This Trust Agreement replaces and supersedes the Engagement Agreement with respect to all matters regarding the Plan and Trust which arise after the date first above written; provided, however, that the provisions of Sections 10, 13, 14, 15, 16, 17 and 18 of the Engagement Agreement shall survive the termination thereof and remain in effect hereunder, subject to the provisions hereof.

     4.12. Headings. The headings of the paragraphs of this Trust Agreement are for convenience of reference only and shall have no substantive effect on the provisions of this Trust Agreement.


                                    ARTICLE V

                             No Reversion to Company

     No part of the corpus or income of the Trust shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan; provided, however, that:

     (a) Each Employer's contribution under the Plan is conditioned on the initial qualification of the Plan as applied to that Employer under Code Section 401(a) and if the Plan does not so initially qualify, the Trustee shall, upon written direction of the Plan Administrator, return to that Employer the amount of such contribution and any increment thereon within one calendar year after the date that qualification of the Plan, as applied to that Employer, is denied, but only if the application for qualification is submitted within the time prescribed by law.

     (b) If, upon termination of the Plan with respect to any Employer, any amounts are held in a Code Section 415 limitation account which are attributable to the contributions of such Employer and such amounts may not be credited to the Accounts of Participants, such amounts, upon the written direction of the Plan Administrator, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.

     (c) Employer contributions under the Plan are conditioned upon the deductibility thereof under Code Section 404, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the Plan Administrator, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

     (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written direction of the Plan Administrator, return the amount of the contribution or such portion, reduced by the amount of any losses thereon, to the Employer within one year after the date of payment to the Trustee; provided, however, the Trustee shall have no responsibility to determine the sufficiency of the Trust to provide any distribution to any Employer under this
          Article V.


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                                   ARTICLE VI

                                Change of Trustee

     6.1. Resignation. The Trustee may resign at any time by giving 30 days' advance ritten notice to the Company and the Plan Administrator.

     6.2. Removal of the Trustee. The Company may remove the Trustee by action of the Board including the unanimous written consent of all of the members of the Board and by giving 30 days' advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the Trusteeship.

     6.3. Duties of Resigning or Removed Trustee and of Successor Trustee. If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust to the successor Trustee, and may reserve such amount to provide for the payment of all fees, expenses and taxes then or thereafter chargeable against the Trust, to the extent not previously paid by the Company. The Company shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Within 120 days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust and the date of its last account. Each successor Trustee shall succeed to the title to the Trust vested in its predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Trust Agreement as if it is the originally named Trustee. No successor Trustee shall be liable for any act or failure to act of a predecessor Trustee and no predecessor Trustee shall be liable for any act of a successor Trustee. With the approval of the Plan Administrator, a successor Trustee may accept the account rendered and the property delivered to it by its predecessor Trustee as a full and complete discharge of the predecessor Trustee without incurring any liability or responsibility for so doing.

     6.4. Filling Trustee Vacancy. The Board may fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the individual or entity appointed to fill the vacancy.


                                   ARTICLE VII

                              Additional Employers

     7.1. Any Affiliate (as defined below) may become a party to this Trust Agreement by:

     (a) Filing with the Company and the Trustee a certified copy of a resolution of its board of directors to that effect; and

     (b) Filing with the Trustee a certified copy of a resolution of the Board consenting to such action.

An "Affiliate" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or business under common control or an affiliated service group, as described in Code Sections 414(b), 414(c) and 414(m), respectively, or as described in regulations issued by the Secretary of the Treasury or his delegate pursuant to Code Section 414(o).


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

                                  ARTICLE VIII

                        Amendment, Termination and Merger

     8.1 Amendment. While the Employers expect to continue the Trust, the Company reserves the right to amend the Trust at any time pursuant to an action of the Board, except that no amendment shall change the rights, duties and liabilities of the Trustee under this Trust Agreement without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employers on the date of the amendment. Amendments to the Trust shall be effective upon execution of such amendments by both the Company and the Trustee.

     8.2 Termination. The Trust may be terminated as to all Employees on any date specified by the Company by action of the Board. The Trust will terminate as to any Employer on the first to occur of the following:

     (a)  The date it is terminated by that Employer;

     (b) The date such Employer's contributions to the Trust are completely discontinued; or

     (c) The date such Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code.

The Trustee's powers upon termination as described above shall continue until liquidation and distribution of the Trust, or the portion thereof attributable to an Employer, as the case may be. Upon termination of the Trust, the Trustee shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses, fees or taxes then or thereafter chargeable to the Trust, including any Loans taken by the Trust pursuant to subparagraph 2.3(q), which shall be paid with the proceeds of the sale of assets of the Trust. Subject to such reserve, the balance of the Trust shall be liquidated and distributed by the Trustee to or for the benefit of the Participants or their beneficiaries, as directed by the Plan Administrator after compliance with the applicable requirements of ERISA and the Code, as amended from time to time, or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plan and the Trustee need not question the propriety of such certification. The Company shall have full responsibility to see that such distribution is proper and within the terms of the Plan and this Trust.

     8.3 Merger. The Company may merge the Trust with the trust of another plan which meets the requirements of Code Sections 401(a) and 501(a) at any time with the approval of the Trustee.


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

     IN WITNESS WHEREOF, the Company and Trustee, have caused these presents to be signed and their seals to be hereunto affixed and attested by their respective duly authorized officers all as of the day and year first above written.


                                        CHROMCRAFT REVINGTON, INC.

                                        By:  /s/ Michael E. Thomas
                                             ---------------------------
                                             Michael E. Thomas
                                             President

                                        GREATBANC TRUST COMPANY, TRUSTEE

                                        By:  /s/ Michael Welgat
                                             ---------------------------
                                             Michael Welgat
                                             President

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